99.906 Cert

Form N-CSR Item 11(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Tax Managed Value Portfolio (the “Portfolio”) that:

(a)                  the Semi- Annual Report of the Portfolio on Form N-CSR for the period ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                 the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust  for such period.

A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Tax Managed Value Portfolio

Date: June 16, 2006

/s/ Kevin M. Connerty
Kevin M. Connerty Treasurer

a

Date: June 16, 2006

/s/ Duncan W. Richardson
Duncan W. Richardson President